                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                            LanVision Systems, Inc.
           ---------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

           ---------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.  Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------

     2.  Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------


     4.  Proposed maximum aggregate value of transaction:

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     5.  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1.  Amount Previously Paid:

         ----------------------------------------------------------------------

     2.  Form, Schedule or Registration Statement No.:

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     3.  Filing Party:

         ----------------------------------------------------------------------

     4.  Date Filed:

         ----------------------------------------------------------------------

                            LANVISION SYSTEMS, INC.
                                5481 CREEK ROAD
                          CINCINNATI, OHIO 45242-4001

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 30, 2001

To the Stockholders of LanVision Systems, Inc.:

     You are cordially invited to attend the Annual Meeting of the Stockholders of LanVision Systems, Inc. to be held on May 30, 2001, at 9:30 a.m., Eastern Time, at the Sycamore Room of the Clarion Hotel and Suites Cincinnati, 5901 Pfeiffer Road, Cincinnati, Ohio 45242, for the following purposes:

          1. Election of five directors each to hold office until a successor is duly elected and qualified at the 2002 Annual Meeting of Stockholders or otherwise or until any earlier removal or resignation; and

          2. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 2, 2001 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          J. BRIAN PATSY
                                          President and Chief Executive Officer
Cincinnati, Ohio
April 10, 2001

                                   IMPORTANT
A PROXY STATEMENT AND PROXY ARE SUBMITTED HEREWITH. AS A STOCKHOLDER, YOU ARE URGED TO COMPLETE AND MAIL THE PROXY PROMPTLY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. THE ENCLOSED ENVELOPE FOR THE RETURN OF THE PROXY REQUIRES NO POSTAGE IF MAILED IN THE USA. STOCKHOLDERS OF RECORD ATTENDING THE MEETING MAY PERSONALLY VOTE ON ALL MATTERS THAT ARE CONSIDERED IN WHICH EVENT THE SIGNED PROXIES ARE REVOKED. IT IS IMPORTANT THAT YOUR SHARES BE VOTED. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

                            LANVISION SYSTEMS, INC.
                                5481 CREEK ROAD
                          CINCINNATI, OHIO 45242-4001

                                PROXY STATEMENT

     The accompanying proxy is solicited on behalf of the Board of Directors ("Board") of LanVision Systems, Inc., a Delaware corporation ("Company" or "LanVision"), for use at the 2001 annual meeting of stockholders of the Company ("Annual Meeting"). The Annual Meeting will be held on May 30, 2001 at 9:30 a.m., Eastern Time, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Sycamore Room of the Clarion Hotel and Suites Cincinnati, 5901 Pfeiffer Road, Cincinnati, Ohio 45242. All holders of record of the Company's common stock, par value $.01 per share ("Common Stock"), on April 2, 2001, the record date, will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, the Company had 8,879,241 shares of Common Stock outstanding and entitled to vote. A majority, or 4,439,621, of these shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.

     The proxy card, this Proxy Statement, and the Company's 2000 Annual Report to Stockholders will be mailed to stockholders on or about April 27, 2001.

VOTING RIGHTS AND SOLICITATION OF PROXIES

     Stockholders are entitled to one vote for each share of Common Stock held. Shares of Common Stock may not be voted cumulatively.

     The shares represented by all properly executed proxies which are timely sent to the Company will be voted as designated and each proxy not designated will be voted affirmatively. Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before the shares subject to the proxy are voted by notifying the Corporate Secretary of the Company in writing or by attendance at the meeting and voting in person.

     The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers, and other employees of the Company by personal interview, telephone, or facsimile. No additional compensation will be paid for such solicitation. The Company will request brokers and nominees who hold shares of Common Stock in their names to furnish proxy materials to beneficial owners of the shares and will reimburse such brokers and nominees for the reasonable expenses incurred in forwarding the materials to such beneficial owners.

     The Company's bylaws provide that the holders of a majority of all of the shares of Common Stock issued and outstanding and entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Shares that are voted "FOR", or "AGAINST", as applicable, with respect to a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting with respect to such matter. If a broker, bank, custodian, nominee, or other record holder of shares indicates on a proxy that it does not have the discretionary authority to vote certain shares on a particular matter ("broker non-vote"), then those shares will not be considered entitled to vote with respect to that matter, but will be counted in determining the presence of a quorum.

     All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy how the shares are to be voted with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If the stockholder fails to so specify, except for broker non-votes, the shares will be voted "FOR" the election of the Board's nominees as directors.

     J. Brian Patsy and Eric S. Lombardo, the co-founders and two of the directors of the Company, together beneficially own 4,440,200 shares of Common Stock. Blue Chip Capital Fund Limited Partnership ("Blue Chip") beneficially owns 746,000 shares of Common Stock. Z. David Patterson, one of the directors of the Company, is

Executive Vice President of Blue Chip Venture Company, the General Partner of Blue Chip. Messrs. Patsy and Lombardo, and Blue Chip, constituting a majority of the shares necessary for a quorum to transact business at the Annual Meeting, have each indicated that they intend to vote for the election of all those nominated by the Board for election as directors. For information regarding the ownership of Common Stock by holders of more than five percent of the outstanding shares and by the management of the Company, see "Stock Ownership by Certain Beneficial Owners and Management."

     In accordance with Delaware Law, a list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting at the Sycamore Room of the Clarion Hotel and Suites Cincinnati, 5901 Pfeiffer Road, Cincinnati, Ohio 45242, on May 30, 2001, and for ten days prior to the Annual Meeting, between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time, at the office of the Transfer Agent, Fifth Third Bank, Corporate Trust Administration, 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     At the Annual Meeting, the stockholders will elect five directors, comprising the entire membership of the Board, each to hold office until a successor is duly elected and qualified at the 2002 annual meeting of stockholders of the Company or otherwise or until any earlier resignation or removal. Shares represented by the accompanying proxy will be voted for the election of the five nominees recommended by the Board, unless the proxy is marked in such a manner as to withhold authority to vote. All nominees for election are currently serving as members of the Board and have consented to continue to serve. If any nominee for any reason is unable to serve or will not serve, the proxies may be voted for such substitute nominee as the proxyholder may determine. The Company is not aware of any nominee who will be unable or unwilling to serve as a director.

     Provided a quorum is duly constituted at the Annual Meeting, the affirmative vote by the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required to approve the election of directors. A broker non-vote and a withheld vote are not counted for purposes of electing the directors and will have no effect on the election. A representative of the Company's Transfer Agent, Fifth Third Bank, will serve as inspector of election for the election of the directors.

NOMINEES FOR ELECTION AS DIRECTORS

     The following incumbent directors are being nominated by the Board for reelection to the Board: George E. Castrucci, Richard C. Levy, M.D., Eric S. Lombardo, J. Brian Patsy, and Z. David Patterson. THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

     George E. Castrucci, age 63, was appointed to the Board in May, 1996. Prior to his retirement in March, 1992, he served as Chairman and Chief Executive Officer of Great American Broadcasting Company, a Cincinnati, Ohio based broadcasting company, and as President and Chief Operating Officer of its parent company, Great American Communications Company. Mr. Castrucci also currently serves as a director of The Ohio National Life Insurance Company and Ohio National Financial Services, Inc.

     Richard C. Levy, age 54, was appointed to the Board in January, 2001. He serves as a Professor at the University of Cincinnati where he was the founding Chairman of the Department of Emergency Medicine. Dr. Levy is President of Medical Reimbursement, Inc., a privately held physician reimbursement company that he founded in 1984. He also serves as Chief Financial Officer of Vanguard Medical, Inc., a specialty practice group.

     Eric S. Lombardo, age 48, is a co-founder of the Company and has served as Vice President and Director of the Company or its predecessor since the Company's or its predecessor's inception in October, 1989, and as Executive Vice President of the Company or its predecessor since May, 1990. Mr. Lombardo has over 25 years of experience in the information technology industry. From 1983 to 1990, Mr. Lombardo served as Major Account Executive for Wang Laboratories, Cincinnati, Ohio.

     J. Brian Patsy, age 50, is a co-founder of the Company and has served as President and Director of the Company or its predecessor since the Company's or its predecessor's inception in October, 1989. Mr. Patsy was appointed Chairman of the Board and Chief Executive Officer in March, 1996. Mr. Patsy has over 27 years of experience in the information technology industry. From 1988 to 1989, Mr. Patsy served as Branch Manager and District Marketing Manager for Wang Laboratories, Cincinnati, Ohio.

     Z. David Patterson, age 64, has been an Executive Vice President of Blue Chip Venture Company, the general partner of Blue Chip Capital Fund Limited Partnership, since 1992. He has served as Director of the Company or its predecessor since December, 1994. From 1991 through 1992, Mr. Patterson served as Vice President of Recoll Management, a subsidiary of Fleet Financial Corporation.

     There are no family relationships among any of the above named nominees for director or among any of the nominees and any executive officers of the Company.

DIRECTOR COMPENSATION

     The Company currently pays Messrs. Castrucci, Levy and Patterson directors' fees of (i) $1,000 for each regularly scheduled Board meeting attended, and (ii) $1,000 per day for each special meeting or committee meeting attended on days when there are no Board meetings. Messrs. Patsy and Lombardo are officers of the Company and are not separately compensated as directors of the Company.

     Non-employee members of the Board are also eligible to participate in the Company's 1996 Non-Employee Directors Stock Option Plan (the "Directors Plan"). The Directors Plan provides for the granting of non-qualified stock options to directors who are not employees of the Company to enable the Company to attract and retain high quality non-employee directors. Options for a total of 100,000 shares of Common Stock may be granted under the Directors Plan prior to February 8, 2006. Options may be granted under the Directors Plan by the Company at such times as may be determined by the Board's Compensation Committee. During fiscal year 2000, 15,000 options at an exercise price of $.53 per share were granted to each of Messrs. Castrucci, Levy and Patterson. Subsequent thereto, Mr. Patterson assigned his options to the Blue Chip Capital Fund Limited Partnership as required by the terms of the fund's partnership agreement. Currently, 20,000 options have been granted under the Directors Plan to Mr. Castrucci, 15,000 options to Dr. Levy and 15,000 options to Mr. Patterson. The Company also granted Mr. Castrucci an additional 5,000 options outside of the Directors Plan at the time he first agreed to serve as a director for the Company as further inducement for him to serve as a director.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The Board met eleven times during fiscal year 2000 and during that same period acted eight times without a meeting by unanimous written consent. Standing committees of the Board currently include an audit committee and a compensation committee. The Board does not have a nominating committee.

     In fiscal year 2000, all directors attended all meetings of the Board and all committee meetings of the committees on which such directors served during the period for which each such director has been a director.

     The non-employee directors, Messrs. Patterson (Chairman), Castrucci and Levy, are presently the members of the Audit Committee. The Audit Committee met three times during fiscal year 2000. The function of the Audit Committee is to review, with the Company's independent public accountants, the Company's management, and the Board, the Company's accounting practices and controls, financial and auditing issues, and financial reports, including recommending the Company's choice of independent public accountants, and to make recommendations on all such matters to the Board. The Audit Committee reviews the results of the examination of the Company's financial statements by the independent public accountants and the independent public accountant's opinion thereon.

     The non-employee directors, Messrs. Castrucci (Chairman), Patterson and Levy, are presently the members of the Compensation Committee. The Compensation Committee met three times during fiscal year 2000. The Compensation Committee reviews the performance of and establishes the salaries and all other compensation of the Company's executive officers. The Compensation Committee also administers the Company's 1996 Employee Stock Option Plan, the Company's 1996 Non-Employee Directors Stock Option Plan, and the Company's 1996 Stock Purchase Plan and is responsible for recommending grants of stock options under such plans, subject to the approval of the Board.

          STOCK OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of April 2, 2001, with respect to the beneficial ownership of Common Stock by: (i) each stockholder known by the Company to be the beneficial owner of more than 5% of Common Stock; (ii) each director; (iii) each Named Executive Officer listed in the Summary Compensation Table; and (iv) all directors and current executive officers as a group.

                                                                 SHARES
                                                              BENEFICIALLY      PERCENT
            NAME AND ADDRESS OF BENEFICIAL OWNER                OWNED(1)      OF CLASS(2)
            ------------------------------------              ------------    -----------
Blue Chip Capital Fund Limited Partnership(3)...............     746,000          8.38%
250 East 5th Street
Cincinnati, Ohio 45202
The HillStreet Fund, L.P.(6)................................     750,000          7.82%
300 Main Street
Cincinnati, Ohio 45202
J. Brian Patsy..............................................   2,279,200         25.62%
5481 Creek Road
Cincinnati, Ohio 45242-4001
Eric S. Lombardo............................................   2,161,000         24.29%
5481 Creek Road
Cincinnati, Ohio 45242-4001
George E. Castrucci(4)......................................      20,000             *
Richard C. Levy, M.D........................................          --            --
Z. David Patterson(3).......................................     746,000          8.38%
Paul W. Bridge, Jr.(5)......................................      91,185          1.02%
All current directors and executive officers as a group (6     5,297,385         59.20%
  persons)..................................................

---------------

* Represents less than 1%.

(1) Unless otherwise indicated below, each person listed has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. For purposes of this table, shares subject to stock options or warrants are considered to be beneficially owned if by their terms they may be exercised as of the date of mailing of this Proxy Statement or if they become exercisable within sixty days thereafter.

(2) These percentages assume the exercise of certain currently exercisable stock options and warrants.

(3) Mr. Z. David Patterson, a Director of the Company, is also Executive Vice President of Blue Chip Venture Company, the general partner of Blue Chip Capital Fund Limited Partnership. Mr. Patterson may be deemed to be the beneficial owner of such shares and shares investment power with the other officers of Blue Chip Venture Company.

(4) Includes 10,000 shares that are issuable upon the exercise of currently exercisable options. Mr. Castrucci acquired 10,000 shares in the open market on May 27, 1999.

(5) Includes 45,000 shares held in trust for the benefit of Mr. Bridge's wife of which Mr. Bridge is a contingent beneficiary of the trust, 100 shares held in trust for the benefit of Mr. Bridge, 4,752 shares, which were acquired on June 30, 2000 through participation in the 1996 Employee Stock Purchase Plan and are held of record by Mr. and Mrs. Bridge as joint tenant in common with the right of survivorship, and 38,000 shares that are issuable upon the exercise of currently exercisable options and 3,333 shares issuable in connection with outstanding stock options exercisable within the next sixty days. Mr. Bridge may be deemed to be the beneficial owner of all such shares and shares investment power with Mrs. Bridge with respect to 4,752 shares. Mr. Bridge was appointed an Executive Officer of the Company in January, 2001. See "Executive Compensation -- Employment Agreements."

(6) Registrant has issued a warrant in connection with the issuance of a $6,000,000 Note to purchase 750,000 shares of Common Stock of the Company at $3.87 per share at any time through July 16, 2008.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table is a summary of certain information concerning the compensation earned during the last three fiscal years by the Company's Chief Executive Officer and the Company's two other executive officers. These individuals are collectively referred to herein as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                             COMPENSATION
                                                  ANNUAL COMPENSATION        -------------
                                             -----------------------------   STOCK OPTIONS      ALL OTHER
                                             SALARY(1)   BONUS    OTHER(2)    GRANTED(3)     COMPENSATION(4)
NAME AND PRINCIPAL POSITION(5 AND 7)  YEAR      ($)       ($)       ($)           (#)              ($)
------------------------------------  ----   ---------   ------   --------   -------------   ---------------
J. Brian Patsy                        2000    156,875    44,560      --             --             --
Chairman of the Board, Chief          1999    150,000    39,600      --             --             --
Executive Officer and President       1998    150,000    25,000      --             --             --
Eric S. Lombardo                      2000    154,784    44,560      --             --             --
Executive Vice President              1999    148,000    39,600      --             --             --
and Corporate Secretary               1998    148,000    25,000      --             --             --
Paul W. Bridge, Jr.(6)                2000    104,584    29,320      --         30,000             --
Chief Financial Officer,
Treasurer and Controller

---------------

(1) All amounts include amounts contributed by the officers to the Company's 401(k) plan. There was no Company contribution to the plan in any years reported.

(2) Does not include perquisites and other personal benefits, the aggregate amount of which with respect to each of the Named Executive Officers does not exceed the lesser of $50,000 or 10% of the total salary and bonus reported for that year.

(3) All amounts reflect the number of options to purchase Common Stock.

(4) Term life insurance premiums were paid by the Company for the benefit of each Named Executive Officer, but only to the extent that such premiums were paid by the Company for all of its employees.

(5) For additional information on Messrs. Patsy and Lombardo see Nominees for Election as Directors.

(6) Mr. Bridge is 57 years old and was appointed an executive officer in January, 2001, prior thereto he served as the Company Controller.

(7) All officers serve at the pleasure of the Board of Directors and are appointed annually to their current positions.

STOCK OPTIONS

     The following table sets forth information concerning the grant of stock options to each of the Named Executive Officers in fiscal year 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                              POTENTIAL REALIZABLE
                                                                                                VALUE AT ASSUMED
                                                                                                 ANNUAL RATES OF
                                                                                                   STOCK PRICE
                               NUMBER                                                           APPRECIATION FOR
                             OF SHARES                                                           OPTION TERM(3)
                             UNDERLYING         % OF TOTAL         EXERCISE OR                ---------------------
                              OPTIONS        OPTIONS GRANTED       BASE PRICE    EXPIRATION      5%          10%
           NAME               GRANTED     IN FISCAL YEAR 2000(1)    ($/SH)(2)       DATE         ($)         ($)
           ----              ----------   ----------------------   -----------   ----------   ---------   ---------
J. Brian Patsy.............        --                --                 --             --          --          --
Eric S. Lombardo...........        --                --                 --             --          --          --
Paul W. Bridge, Jr.........    15,000(4)            3.8%              1.50        4-20-10      12,405      30,554
                               15,000(5)            3.8%               .53         1-9-11       4,383      10,796

---------------

(1) Stock options exercisable into 394,000 shares of Common Stock were granted to all employees and Non-employee Directors of the Company as a group during fiscal year 2000.

(2) Options were granted at an exercise price equal to the fair market value per share at the date of grant.

(3) Potential realizable values are net of exercise price, but before taxes associated with exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of Common Stock, overall market conditions and the option holders' continued employment through the vesting period. This table does not take into account any appreciation in the price of Common Stock from the date of grant to date. The closing price of Common Stock on March 30, 2001 was $1.125.

(4) These options were granted on April 19, 2000, and vest as follows: 5,000 on each of April 20, 2001, 2002 and 2003. All such options will expire on the earlier of ninety days after termination of employment or April 20, 2010.

(5) These options were granted on January 8, 2001, and vest as follows: 5,000 on each of January 9, 2002, 2003 and 2004. All such options will expire on the earlier of ninety days after termination of employment or January 9, 2011.

     The following table sets forth information with respect to the Named Executive Officers concerning exercises of options during fiscal year 2000 and unexercised options held as of the end of fiscal year 2000.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                                      NUMBER OF
                                                                     UNEXERCISED     VALUE OF UNEXERCISED
                                                                       OPTIONS           IN-THE-MONEY
                                             SHARES                   AT FISCAL           OPTIONS AT
                                            ACQUIRED      VALUE     YEAR-END (#)    FISCAL YEAR-END ($)(1)
                                           ON EXERCISE   REALIZED   EXERCISABLE/         EXERCISABLE/
                                               (#)         ($)      UNEXERCISABLE       UNEXERCISABLE
                                           -----------   --------   -------------   ----------------------
J. Brian Patsy...........................       0           0            0/0               0/0
Eric S. Lombardo.........................       0           0            0/0               0/0
Paul W. Bridge, Jr.......................       0           0       41,333/30,667          0/5,640

---------------

(1) The closing market price for one share of Common Stock on January 31, 2001, the end of fiscal year 2000, was $0.906.

EMPLOYMENT AGREEMENTS

     LanVision entered into employment agreements with Messrs. Patsy and Lombardo, in January 1996. The agreements were amended in September 1998.

     Mr. Patsy's agreement was amended on September 25, 1998 and provides that he will serve as the Company's President and/or Chief Executive Officer throughout the term of the agreement ending March 31, 2001. The agreement established his base salary at $150,000, subject to annual adjustment upward at the discretion of the Compensation Committee, and provides that LanVision will pay Mr. Patsy a bonus of not less than $25,000. The Compensation Committee of the Board of Directors has agreed to enter into a new employment agreement, the terms of which have not been finalized. The agreement is expected to contain the following provisions: the term will be for one year ending March 31, 2002; if his employment is terminated upon certain circumstances (similar to those contained in his existing agreement), he will receive severance equal to his trailing twelve months total compensation, including base compensation and bonus; he will receive base compensation of $167,500 for the term of the agreement; he will be eligible to receive a bonus to be covered by the executive bonus plan; he will be subject to a non-compete provision for a period of one year following termination of employment, which period may be extended for an additional year at the discretion of the Company upon payment of additional severance pay; and the other usual and customary provisions found in executive employment agreements.

     Mr. Lombardo's agreement was amended on September 25, 1998 and provides that he will serve as the Company's Executive Vice President, or similar position, throughout the term of the agreement ending March 31, 2001. The agreement established his base salary at $148,000, subject to annual adjustment upward at the discretion of the Compensation Committee, and provides that LanVision will pay Mr. Lombardo a bonus of not less than $25,000. The Compensation Committee of the Board of Directors has agreed to enter into a new employment agreement, the terms of which have not been finalized. The agreement is expected to contain the following provisions: the term will be for one year ending March 31, 2002; if his employment is terminated upon certain circumstances (similar to those contained in his existing agreement), he will receive severance equal to his trailing twelve months total compensation, including base compensation and bonus; he will receive base compensation of $165,400 for the term of the agreement; he will be eligible to receive a bonus to be covered by the executive bonus plan; he will be subject to a non-compete provision for a period of one year following termination of employment, which period may be extended for an additional year at the discretion of the Company upon payment of additional severance pay; and the other usual and customary provisions found in executive employment agreements.

     The employment agreements in effect through March 31, 2001, for each of Messrs. Patsy and Lombardo further provide that in the event the employee was terminated by the Board without cause, the employee terminates the employment agreement due to a material reduction in his duties or compensation or the employment agreement is terminated within one year after a change in control, each of Messrs. Patsy and Lombardo was entitled to severance benefits equal to two and one-half times his then current annual salary. Such severance benefits were payable in a lump sum within three months after the termination date. The employment agreements for Messrs. Patsy, and Lombardo also provided that during the term of the agreement, and for a period of two years thereafter they would not compete with the Company in the healthcare information systems industry, including serving as an employee, officer, director, consultant, stockholder, or general partner of any entity other than the Company. In addition, each of Messrs. Patsy, and Lombardo, have agreed to assign to the Company all of his interest in any developments, discoveries, inventions, and certain other interests developed by him during the course of employment with the Company, and not to use or disclose any proprietary information of the Company at any time during or after the course of employment with the Company.

     Mr. Bridge has a severance arrangement with the Company that, in the event of a change in control resulting in the termination of employment or a decrease in pay or responsibility, or termination without cause, he is entitled to severance equal to three-fourths of his total annual compensation.

COMPENSATION COMMITTEE REPORT

     For fiscal year 2000, the Compensation Committee of the Board was at all times comprised entirely of non-employee directors. The Compensation Committee met one time during fiscal 2000 and is charged with responsibility for reviewing the performance and establishing the compensation of the Company's executive officers on an annual basis. The Compensation Committee also administers the Company's 1996 Employee Stock Option Plan, the Company's 1996 Non-Employee Directors Stock Option Plan, and the Company's 1996 Stock Purchase Plan and is responsible for recommending grants of stock options under such plans, unless otherwise directed by the Board.

     The compensation plans provide, for each executive officer, an annual salary, a minimum bonus, a potential for discretionary bonuses, stock options (excluding Messrs. Patsy and Lombardo), and severance arrangements. The compensation plans for Mr. Patsy, the Company's Chief Executive Officer and President, Mr. Lombardo, the Company's Executive Vice President were virtually the same for fiscal year 2000 as they were for fiscal years 1999 and 1998, except for a 4.6% increase in Mr. Patsy's and Mr. Lombardo's base salary in fiscal year 2000 and a modification, in 1999, of the bonuses payable to the Company's executive officers and other key employees. The fiscal 1999 and 2000 bonuses were calculated based upon management's ability to improve the Company's results of operations. If the results of operations target were achieved, then each Executive Officer would receive 100% of a targeted bonus amount established by the Compensation Committee for each Executive Officer. If the target was exceeded, the bonus payable would be a multiple of the excess percent. If the target was not met, the bonus payable would be reduced by a multiple of the percent missed down to the guaranteed minimum included in their employment agreements. Because management did not achieve 100% of the target in fiscal 2000 and 1999, the bonuses earned by the Executive Officers in fiscal 2000 and 1999 were less than the targeted amounts.

     The Compensation Committee believes that stock options can be an effective incentive to attract and retain Executive Officers and key employees of the Company and to encourage stock ownership by these persons so that they acquire or increase their proprietary interest in the success of the Company. The Compensation Committee has not granted any options to Messrs. Patsy or Lombardo in light of their existing substantial ownership in the Company. However, in fiscal year 2000, the Compensation Committee determined that grants of 30,000 stock options to Mr. Bridge, under the 1996 Employee Stock Option Plan, were appropriate in furtherance of the above objectives.

     The Compensation Committee met one time during fiscal year 2000.

                                          The Compensation Committee

                                          George E. Castrucci, Chairman
                                          Richard C. Levy, M.D.
                                          Z. David Patterson

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The following non-employee directors serve on the Compensation Committee:
George E. Castrucci, Richard C. Levy, M.D. and Z. David Patterson. No member of the Compensation Committee is or was an officer or employee of the Company or the subsidiary of the Company. No director or Executive Officer of the Company serves on any board of directors or compensation committee that compensates any member of the Compensation Committee.

AUDIT COMMITTEE REPORT

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Committee operated under a written charter, a copy of which is attached hereto as Exhibit A. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, which review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee is comprised of three independent (as that term is defined in the National Association for Securities Dealers, Inc.'s listing standard) non-employee directors of the Company. The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In particular, the Committee has discussed with the Company's independent auditors those matters required to be discussed by Statement on Auditing Standards No. 1 (regarding communications with audit committees).

     The Company's independent auditors also provided to the Committee the written disclosures required by Independent Standards Board Standard No. 1 (regarding independence discussions with audit committees), and the Committee discussed the independent auditors' independence with the auditors themselves.

     The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held four meetings during fiscal year 2000.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended January 31, 2001 as filed with the Securities and Exchange Commission. The Committee and the Board have also recommended the selection of Ernst & Young LLP as the Company's independent auditors for fiscal year 2001.

                                          The Audit Committee

                                          Z. David Patterson, Chairman
                                          George E. Castrucci
                                          Richard C. Levy, M.D.

                            STOCK PERFORMANCE GRAPH

     The graph below compares the cumulative total stockholder return on Common Stock with the cumulative total return on the Nasdaq US Total Return Index and on the Nasdaq Computer and Data Processing Services Stock Index for the period commencing April 18, 1996 and ending January 31, 2001, assuming an investment of $100 and the reinvestment of any dividends.

     The comparison in the graph below is based upon historical data and is not indicative of, nor intended to forecast the future performance of Common Stock.

                          LANVISION STOCK PERFORMANCE

                            STOCK PERFORMANCE GRAPH

                                  APRIL 18,   JANUARY 31,   JANUARY 31,   JANUARY 31,   JANUARY 31,   JANUARY 31,
                                   1996(1)      1997(2)       1998(2)       1999(2)       2000(2)       2001(2)
                                  ---------   -----------   -----------   -----------   -----------   -----------
LanVision Systems, Inc. Common
  Stock.........................   $100.00      $ 54.77       $ 35.54       $ 20.85       $  9.62       $  6.97
Nasdaq US Total Return Index....   $100.00      $121.88       $143.80       $225.10       $351.79       $246.77
Nasdaq Computer and Data
  Processing Services Stock
  Index.........................   $100.00      $122.28       $148.18       $297.21       $477.32       $289.57

---------------

(1) The Company's Initial Public Offering commenced on April 18, 1996. For purposes of this presentation, the Company has assumed that the initial offering price of $13.00 per share would have been the closing price on April 17, 1996, the day prior to commencement of trading.

(2) Assumes that $100.00 was invested on April 18, 1996 in Common Stock at the closing price of $13.00 per share and at the closing sales price of each index on that date and that all dividends were reinvested. No dividends have been declared on Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Pursuant to a stockholder agreement among the Company, Blue Chip Capital Fund Limited Partnership ("Blue Chip"), and Messrs. Patsy and Lombardo, executed in connection with Blue Chip's purchase of its equity interest in the Company, the Company is obligated to nominate for election, as a director, a person designated by Blue Chip as long as Blue Chip beneficially owns at least 8% of the outstanding Common Stock. Blue Chip currently owns 8.40% of the outstanding Common Stock. Blue Chip has designated Z. David Patterson as its nominee.

                            OTHER SECURITIES FILINGS

     The information contained in this Proxy Statement under the heading "Compensation Committee Report" and "Stock Performance Graph" are not, and should not be deemed to be, incorporated by reference into any filings of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 that purport to incorporate by reference other Securities and Exchange Commission filings made by the Company, in whole or in part, including this Proxy Statement.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and directors and persons who own more than 10% of Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership with the SEC and NASDAQ. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received, the Company believes that with respect to the fiscal year ended January 31, 2001, all the Reporting Persons complied with all applicable filing requirements.

                              INDEPENDENT AUDITORS

     Ernst & Young LLP served as the independent auditors of the Company for the fiscal year ended January 31, 2001. At its meeting scheduled to follow the Annual Meeting, the Board expects to select Ernst & Young LLP as the Company's independent auditors for the fiscal year ending January 31, 2002. Representatives of Ernst & Young LLP will be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

     The following table sets forth the aggregate fees to be billed to the Company for the fiscal year ended January 31, 2001 for audit and other services by the Company's accounting firm, Ernst & Young LLP.

Audit Fees.................................................  $72,500
Financial Information Systems Design and Implementation....       --
All Other Fees.............................................  $23,540
                                                             -------
Total Fees.................................................  $96,040
                                                             =======

     The category of "All Other Fees" includes fees for tax consulting and compliance, permitted internal audit outsourcing and other non-audit services. The Company's Audit Committee has considered whether the provision of the services included in the category of "All Other Fees" is compatible with maintaining the independence of Ernst & Young LLP.

                                 OTHER BUSINESS

     The Board does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting. No stockholder has informed the Company of any intention to propose any other matter to be acted upon at the Annual Meeting. Accordingly, the persons named in the accompanying proxy are allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in this proxy statement. As to any business that may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

                           ANNUAL REPORT ON FORM 10-K

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 31, 2001, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE MAILED WITHOUT CHARGE TO STOCKHOLDERS UPON WRITTEN REQUEST. REQUESTS SHOULD BE ADDRESSED TO INVESTOR RELATIONS, LANVISION SYSTEMS, INC., 5481 CREEK ROAD, CINCINNATI, OHIO 45242-4001. THE FORM 10-K INCLUDES CERTAIN EXHIBITS. COPIES OF THE EXHIBITS WILL BE PROVIDED ONLY UPON RECEIPT OF PAYMENT COVERING THE COMPANY'S REASONABLE EXPENSES FOR SUCH COPIES. THE FORM 10-K AND EXHIBITS MAY ALSO BE OBTAINED FROM THE COMPANY'S WEB SITE, HTTP://WWW.LANVISION.COM, ON THE "FINANCIAL" PAGE VIA "SEC EDGAR'S INFO ON LANVISION" OR DIRECTLY FROM THE SECURITIES AND EXCHANGE COMMISSION WEB SITE, HTTP://WWW.SEC.GOV/CGI-BIN/SRCH-EDGAR.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Stockholder proposals intended for inclusion in the Company's proxy statement and form of proxy relating to the Company's 2002 annual meeting of stockholders must be received by the Company not later than December 26, 2001. Such proposals should be sent to the Corporate Secretary, LanVision Systems, Inc., 5481 Creek Road, Cincinnati, Ohio 45242-4001. The inclusion of any proposal will be subject to applicable rules of the Securities and Exchange Commission, including Rule 14a-8 of the Securities and Exchange Act of 1934. Any stockholder who intends to propose any other matter to be acted upon at the 2002 annual meeting of Stockholders must inform the Company no later than March 10, 2002. If notice is not provided by that date, the persons named in the Company's proxy for the 2002 annual meeting will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the proxy statement for the 2002 annual meeting.

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.

                                          By Order of the Board of Directors,

                                          J. Brian Patsy
                                          President and Chief Executive Officer
Cincinnati, Ohio
April 10, 2001

                                                                      APPENDIX A

                            LANVISION SYSTEMS, INC.
                            AUDIT COMMITTEE CHARTER

ORGANIZATION

     The Audit Committee of the Board of Directors of LanVision Systems, Inc. shall be comprised of three directors who are independent of management and the company. Members of the Audit Committee shall be considered independent if they meet the Corporate Governance Requirements of NASDAQ which requires that "Independent Director means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director." All Audit Committee members will be financially literate, and at least one member will have accounting or related financial management expertise.

STATEMENT OF POLICY

     The Audit Committee shall provide assistance to the Board of Directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the company, and the quality and integrity of financial reports of the company. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent auditors and the financial management of the company.

RESPONSIBILITIES

     In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the company are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the Audit Committee will:

     - Obtain the full Board of Directors' approval of this Charter and review and reassess this Charter as conditions dictate but at least annually.

     - Review and recommend to the Board of Directors the independent auditors to be selected to audit the financial statements of the company and its divisions and subsidiaries.

     - Have a clear understanding with the independent auditors that they are ultimately accountable to the Board of Directors and the Audit Committee, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

     - Meet with the independent auditors and management of the company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.

     - Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee periodically should review company policy statements to determine their adherence to the code of conduct.

     - Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies.

     - Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the company.

     - Receive communication from the independent auditors prior to the filing of the Form 10-Q matters described in SAS No. 61 including significant adjustments, management judgments and accounting estimates, significant new accounting policies, disagreements with management and any other matters required to be communicated to the Audit Committee when they have been identified in the conduct of interim financial reporting review. The Chairman of the Audit Committee may represent the entire Audit Committee for purposes of this review.

     - Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

     - Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the company's financial and accounting, personnel, and the cooperation that the independent auditors received during the course of audit.

     - Review accounting and financial human resources and succession planning within the company.

     - Report the results of the annual audit to the Board of Directors. If requested by the Board of Directors, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors may be invited to attend the Audit Committee meeting during which the results of the annual audit are reviewed).

     - On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditors.

     - Review the report of the Audit Committee in the Annual Meeting Proxy Statement disclosing whether or not the committee had reviewed and discussed with management and the independent auditors, as well as discussed within the Audit Committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In addition, disclose in the proxy statement that the Audit Committee has:

       1. reviewed and discussed the audited financial statements with management;

       2. discussed with the independent auditors the matters required to be discussed by SAS No. 61;

       3. received certain disclosures from the auditors regarding the auditors' independence as required by the Independence Standards Board Standard No. 1, and discussed with the auditors the auditors' independence; and

       4. concluded whether, based on such review and discussions, anything has come to the attention of the members of the Audit Committee that caused the Audit Committee to believe that the audited financial statements included in the company's Annual Report on Form 10-K for the year then ended contain an untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

     - Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

     - Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

     - Review the company's disclosure in the proxy statement for its annual meeting of shareholders that describes that the Committee has a charter and has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the appendix to the proxy statement at least triennially or the year after any significant amendment to the Charter.

LANVISION SYSTEMS, INC.
5481 CREEK ROAD                             THIS PROXY IS SOLICITED ON BEHALF OF
CINCINNATI, OHIO 45242-4001                THE BOARD OF DIRECTORS OF THE COMPANY

                                      PROXY

     The undersigned hereby appoints J. Brian Patsy and Eric S. Lombardo and each of them, attorneys-in-fact and proxies, with full power of substitution, to vote as designated below all shares of the Common Stock of LanVision Systems, Inc. that the undersigned would be entitled to vote if personally present at the annual meeting of stockholders to be held on May 30, 2001, at 9:30 a.m., and at any adjournment thereof.

1. ELECTION OF DIRECTORS: J. BRIAN PATSY, RICHARD C. LEVY, M.D., ERIC S. LOMBARDO, Z. DAVID PATTERSON, AND GEORGE E. CASTRUCCI.

     [_] FOR all nominees listed above (except as marked below)     [_] WITHHOLD AUTHORITY to vote for all nominees

     (INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name on the line below.)

     -------------------------------------------------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

                            (continued on other side)





     The undersigned acknowledges having received from LanVision Systems, Inc., prior to the execution of this Proxy, a Notice of Annual Meeting, a Proxy Statement, and an Annual Report.

     Please sign exactly as your name appears below. When shares are held as joint tenants, each holder should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                            Dated:  _______________________________________, 2001


         [STOCKHOLDER NAME AND ADDRESS]                               [STOCKHOLDER NAME AND NUMBER OF SHARES]



                                                                       ------------------------------------------------------------
                                                                                                (Signature)


                                                                       ------------------------------------------------------------
                                                                                        (Signature if held jointly)

                                                                       Please mark, sign, date, and return the Proxy promptly using the enclosed envelope.

                                                                                              REVOCABLE PROXY